SMITH BARNEY FUNDS, INC.
Managed Government FUND


Sub-Item 77I

Registrant incorporates by reference Registrant's Supplement to the Prospectus dated January 21, 2005 filed on January 21, 2005.
(Accession No. 0001193125-05-009919)